May 14, 2013
2013 Securities Research Conference
2013 Securities Research Conference
Edward L. Rand, Jr. Chief Financial Officer
Frank B. O’Neil Investor Relations Officer
Investor Presentation
Investor Presentation

This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
We especially identify statements concerning our transactions involving Medmarc Insurance Group and Independent Nevada Doctors Insurance Exchange as Forward Looking Statements and direct your attention to our news releases issued on June 27, 2012, our Current Report on Form 8K, issued on June 28, 2012 and our 10K, filed on February 19, 2013 for a discussion of risk factors pertaining to these transactions and subsequent integration into ProAssurance.
This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks and discussions. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the Investor Relations section of our website,
www.ProAssurance.com, and in the related Current Report on Form 8K disclosing that release.
FORWARD LOOKING STATEMENTS

NON-GAAP MEASURES

ProAssurance Financial & Strategy Overview
Edward L. Rand, Jr.
Chief Financial Officer

ProAssurance Corporate Profile
  Specialty liability insurance writer
  Healthcare Professional Liability (HCPL)
  Life sciences and medical devices
  Attorney’s professional liability
  Market Cap: ~$3.0 billion
  Shareholders’ Equity: $2.4 billion
  Total Assets: $5.3 billion
  Claims-Paying Ratings: “A” by A. M. Best and Fitch
  Debt ratings recently upgraded by Moody’s

Q1 2013 Highlights
  Increased Net and Operating Income Y-O-Y
  ROE of 13.4%
  Book Value per share now $38.19
  4% increase since year-end 2012
  Book Value per Share has grown each year since
 1991
  Recent transactions contributing to our results
 with integration proceeding as planned

Q1 2013 Income Statement Highlights
in millions, except per share data

	March 31,		Y-OVER-Y Change
	2013	2012
Gross Premiums Written	$ 163	$ 170	-4%
Net Investment Result	32	31	+2%
Total Expenses (Includes Loss Costs)	95	105	-10%
Net Income (Includes Realized Investment Gains & Losses and gain on acquisition)	$ 113	$ 56	+103%
Operating Income	$ 60	$ 48	+24%
Net Income per Diluted Share	$1.82	$0.90	+102%
Operating Income per Diluted Share	$0.97	$0.78	+24%

Disciplined Underwriting
Five year Premium History

  Focused on writing profitable business to ensure
 long-term success
  Premium decline driven by competition, physician
 consolidation and rate actions driven by an
 improving loss environment
Gross Premiums Written
Net Premiums Earned

Q1 2013 Income Statement Highlights
in millions, except per share data

	March 31,		Y-OVER-Y Change
	2013	2012
Gross Premiums Written	$ 163	$ 170	-4%
Net Investment Result	32	31	+2%
Total Expenses (Includes Loss Costs)	95	105	-10%
Net Income (Includes Realized Investment Gains & Losses and gain on acquisition)	$ 113	$ 56	+103%
Operating Income	$ 60	$ 48	+24%
Net Income per Diluted Share	$1.82	$0.90	+102%
Operating Income per Diluted Share	$0.97	$0.78	+24%

Seeking Increased Yield But Balancing Risk
  We continue to focus on
 maintaining a high quality,
 well diversified fixed income
 portfolio
  We are making incremental
 changes to obtain higher yields
 in blue chip investments
$4.3 Billion
Portfolio
$4.3 Billion
Portfolio
Fixed Income:
84%
Fixed Income:
84%
Short Term: 2%
Short Term: 2%
Equity and Equity Substitutes: 12%
Equity and Equity Substitutes: 12%
BOLI: 1%
BOLI: 1%
3/31/13

Q1 2013 Balance Sheet Highlights
Split adjusted, in billions, except Book Value per share
Shareholders’ Equity $ 2.4  $ 2.3 +4%
Total Investments   4.3  3.9 +10%
Total Assets  5.2  4.9 +6%
Policy Liabilities   2.5   2.3 +9%

 3/31/13  12/31/12 CHANGE

Shareholders’ Equity
66% increase since 2008
Book Value per Share $ 38.19 $36.85 +4%

Historical Financial Performance
  Our disciplined, long-term approach drives
 consistent profitability
$ in millions
Net Income1
Operating Income2

1 Includes a gain of $35.5 million in the first quarter of 2013 in connection with our acquisition of Medmarc as a result of the value of the net assets acquired vs. our purchase price.
2 Excludes the after-tax effects of net realized gains or losses and one-time items that do not reflect normal operating results

Consistent Approach to Reserves
  Consistent reserving practices provide protection
 against a loss trend reversal and capital erosion
$ in thousands

Capital Management Priorities
  Preferred use is to support growth through M&A or new business
  We balance future needs with current market reality
  Regular dividend is $1.00/share
  ~2% yield based on 5/8/13 closing price
  Prudent share repurchase program
  $321 million spent to
 repurchase 6.1 million shares
 since 2005
  Repurchasing shares at prices
 that enhance shareholder value
 and build Book Value
  Additional funds utilized
 to eliminate long-term debt
Share Repurchase History

  Captures our focus on long-term excellence
  Increased every year we have been public
The Payoff: Consistent Book Value Growth

Inception to 3/31/13
CAGR: 16%
Cumulative: 2,179%
10 Year Summary (2003 -2012)
CAGR: 16%
Cumulative: 360%
Historical Book Value Per Share
 Split Adjusted
 Dividends Shown in the Year Declared
Reflects all stock splits and includes all dividends in the year declared

  Share price reflects investor confidence in
 our business decisions and long-term strategy
The Payoff: Steady Share Price Increase

Historical Share Price
Reflects all stock splits
2012 excludes
$2.50/share
special dividend
Inception to 3/31/13
CAGR: 15%
Cumulative: 1,706%
10 Year Summary (2002 -2012)
CAGR: 15%
Cumulative: 302%

Strategies for Future Success
Frank B. O’Neil
Senior Vice-President

Building a Bridge to the Future
  Our core business is at a pivot point
  We are uniquely positioned to succeed by serving the
 emerging market and remaining legacy business
  Smaller competitors with less experience and capacity
 have decisions to make

Legacy business is largely
single-state, solo
and small groups.
A substantial amount of this
business will remain, but
will demand more from
insurers.
The future will be
dominated by large
groups and institutions,
often multi-disciplinary
and multi-state. They
will demand financial
strength and deep
expertise.

Building a Bridge to the Future
  Larger risks will demand sophisticated
 coverages that span the continuum of healthcare
  Broad healthcare liability experience is our
 foundation
  We added capacity & capability through M&A
 Example: Medmarc, PICA and Mid-Continent
Home
Healthcare
Non-Traditional
Delivery Settings
Multi-Specialty
Clinics
Hospital & Facility
Centered Care
New delivery
devices,
techniques and
research
ProAssurance spans the continuum of care
Traditional
Practices

ProAssurance Will Grow Prudently
  ProAssurance is a demonstrated leader in M&A
  We will broaden our lines of coverage as needed
 Healthcare-related
 Through prudent leverage of our expertise and the
 addition of specialized expertise
  The market will firm and we are prepared to
 grow organically
 Past history teaches us the turn will be sudden and
 capital will allow us to respond rapidly

Strategy for an Evolving Market
  Shaped by a healthcare landscape that will
 change—with or without federal healthcare
 reform
  Expanding our capabilities and commitment
 across the continuum of healthcare
 Building on two decades of hospital experience
 Recent expansion into products liability for life
 sciences and medical devices through M&A
  Enhancing our historical commitment to
 individual providers and small groups

Strategy for an Evolving Market
  Leverage our reach, expertise and financial
 strength with larger accounts
 Largest non-profit healthcare
 system in the US
 Now in Michigan, Florida,
 Illinois, Indiana and Texas
 Insuring Ascension-affiliated
 physicians through coordinated,
 jointly insured programs
  Financial involvement of both entities creates incentive to reduce risk
*www.ascensionhealth.org/index.php?option=com_locations&view=locations&Itemid=148
Ascension Health’s Ministry Locations*

Strategy for an Evolving Market
  Joint physician/hospital insurance products to
 address the unique risk tolerance and claims-
 handling expectation of each insured
  Partnerships with existing physician-focused
 companies to leverage hospital expertise
 Recently announced California venture with
 CAP-MPT: CAPAssurance
  Alternative risk and self-insurance mechanisms
 Captive insurance, risk sharing programs and
 Risk Retention Groups for
 specific specialties or regions

Healthcare Reform
  No meaningful change after the election
  Known: More customers for us
 May accelerate the growth of hospital-owned practices and
 consolidation into larger groups
 Provides an opportunity for us due to our geographic reach, long-term experience in hospitals and our financial strength
 We have enhanced our ability to write new classes of business through acquisitions
 May hasten the need for consolidation of smaller insurers
  Unknown: Effect on the medical/legal environment
 Increased patient frustration with the system
 Possibility of more unexpected outcomes